Exhibit 32

SECTION 1350 CERTIFICATION

In connection with the quarterly report of Andain, Inc. (“Company”) on Form 10-Q for the quarter ended June 30, 2013 as filed with the Securities and Exchange Commission (“Report”), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 28, 2013	By:	/s/ Sam Shlomo Elimelech
Sam Shlomo Elimelech, President
(Principal Executive Officer)

Dated:	August 28, 2013	By:	/s/ Gai Mar-Chaim
Gai Mar-Chaim, Secretary/Treasurer
(Principal Financial Officer)